Exhibit 99.4

FusionTech, Inc.
and Dalian Heavy Mining Equipment Manufacturing Co., Ltd.
 Pro Forma Combined Financial Statements
(unaudited)

Contents

Page

Pro Forma Combined Financial Statements:

Pro Forma Combined Balance Sheets
as of October 31, 2010 (unaudited)	F-1

Pro Forma Combined Statements of Operations
for the nine months October 31, 2010 (unaudited)	F-2

Pro Forma Combined Statements of Operations
for the year ended January 31, 2010 (unaudited)	F-3

Notes to Pro Forma Combined Financial Statements (unaudited)	F-4

FusionTech, Inc.
and Dalian Heavy Mining Equipment Co., Ltd.
 Pro Forma Combined Balance Sheets
October 31, 2010
(unaudited)

		Dalian Heavy
		Mining Equipment	Pro forma		Pro forma
	FusionTech, Inc. (1)	Manufacturing Co., Ltd (2)	Adjustments		Combined
	(historical)	(historical)

ASSETS

CURRENT ASSETS
Cash & cash equivalents	$-	$1,001,213	$(80,000)	b	$921,213
Restricted cash	-	56,542	-		56,542
Accounts receivable, net of allowance for doubtful	-	2,969,880	-		2,969,880
Inventory, net	-	3,424,052	-		3,424,052
Other receivables	-	718,845	-		718,845
Due from related party		50,289	-		50,289
Advances to suppliers		485,600	-		485,600
Notes receivable		386,226	-		386,226
Prepaid expenses		29,513	-		29,513

TOTAL CURRENT ASSETS	-	9,122,160	(80,000)		9,042,160

Property and equipment, net	-	396,483	-		396,483
Retention receivable-non current	-	568,164	-		568,164
Long-term deposit	-	598,351	-		598,351
Other assets	-	23,204	-		23,204

TOTAL ASSETS	$-	$10,708,362	$(80,000)		$10,628,362

CURRENT LIABILITIES
Other payables	$9,649	$3,223,694	$-		$3,233,343
Unearned revenue	-	784,571	-		784,571
Advances from shareholder	-	2,684,647	-		2,684,647
Short-term loan	-	1,497,000	-		1,497,000

TOTAL CURRENT LIABILITIES	9,649	8,189,912	-		8,199,561

STOCKHOLDERS' EQUITY					-
Common Stock	10,550	-	73,850	a	29,390
			(80,000)	b
			24,990	c
Additional paid in capital	17,413	1,371,916	(73,850)	a	1,252,877
			(24,990)	c
			(37,612)	d
Accumulated other comprehensive income	-	128,304	-		128,304
Statutory reserve	-	173,238	-		173,238
Retained Earnings (accumulated deficit)	(37,612)	844,992	37,612	d	844,992

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(9,649)	2,518,450	(80,000)		2,428,801

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$-	$10,708,362	$(80,000)		$10,628,362

(1)	Source: unaudited financial statements of FusionTech, Inc. as of October 31, 2010 included in Form 10Q
(2)	Source: unaudited financial statements of Dalian Heavy Mining Equipment Manufacturing Co., Ltd. as of September 30, 2010 included elsewhere in this Form 8K.

See accompanying notes to pro forma combined financial statements

FusionTech, Inc.
and Dalian Heavy Mining Equipment Co., Ltd.
Pro Forma Combined Statements of Operations
For the Period Ended October 31, 2010
(unaudited)

		Dalian Heavy
		Mining Equipment	Pro forma	Pro forma
	FusionTech, Inc. (1)	Manufacturing Co., Ltd (2)	Adjustments	Combined
	(historical)	(historical)

Net Revenue	$-	$9,877,237	$-	$9,877,237

Cost of Revenue	-	7,724,279	-	7,724,279

Gross Profit	-	2,152,958	-	2,152,958

Operating expenses:
Selling expenses	-	174,661	-	174,661
General and administrative expenses	(655)	673,279	-	672,624

Total operating expenses	(655)	847,940	-	847,285

Income from operations	655	1,305,018	-	1,305,673

Non-operating income (expense):
Other income (expense), net	-	93,627	-	93,627
Interest income	-	3,096	-	3,096
Interest expense	-	(95,992)	-	(95,992)

Total non-operating (expense) income	-	731	-	731

Income before provision for income taxes	655	1,305,749	-	1,306,404

Income tax	-	326,437	-	326,437

Net income	$655	$979,312	-	979,967

Earnings per common share	$0.00			$0.03

Weighted average shares outstanding	10,550,000			29,390,000

(1)	Source: unaudited financial statements of FusionTech, Inc. included in Form 10Q for the nine months ended October 31, 2010.
(2)	Source: unaudited financial statements of Dalian Heavy Mining Equipment Manufacturing Co., Ltd for the nine months ended September 30, 2010 included elsewhere in this Form 8K.

See accompanying notes to pro forma combined financial statements

FusionTech, Inc.
and Dalian Heavy Mining Equipment Co., Ltd.
Pro Forma Combined Statements of Operations
For the Period Ended January 31, 2010

		Dalian Heavy
		Mining Equipment	Pro forma	Pro forma
	FusionTech, Inc. (1)	Manufacturing Co., Ltd (2)	Adjustments	Combined
	(historical)	(historical)

Net Revenue	$-	$9,947,893	$-	$9,947,893

Cost of Revenue	-	7,817,162	-	7,817,162

Gross Profit	-	2,130,731	-	2,130,731

Operating expenses:
Selling expenses	-	382,671	-	382,671
General and administrative expenses	14,940	732,735	-	747,675

Total operating expenses	14,940	1,115,406	-	1,130,346

Income (loss) from operations	(14,940)	1,015,325	-	1,000,385

Non-operating income (expense):
Other income (expense), net	-	83,086	-	83,086
Interest income	-	6,746	-	6,746
Interest expense	-	(31,223)	-	(31,223)

Total non-operating (expense) income	-	58,609	-	58,609

Income (loss) before provision for income taxes	(14,940)	1,073,934	-	1,058,994

Income tax	-	204,632	-	204,632

Net income (loss)	$(14,940)	$869,302	-	854,362

Earnings (loss) per common share	$(0.00)			$0.03

Weighted average shares outstanding	10,550,000			29,390,000

(1)	Source: audited financial statements of FusionTech, Inc. for the year ended January 31, 2010 included in Form 10K.
(2)	Source: audited financial statements of Dalian Heavy Mining Equipment Manufacturing Co., Ltd. for the year ended December 31, 2009 included elsewhere in this Form 8K.

See accompanying notes to pro forma combined financial statements

FusionTech, Inc.
and Dalian Heavy Mining Equipment Co., Ltd.
Notes to Pro form Combined Financial Statements

NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma combined balance sheets presents the accounts of FusionTech, Inc. and Dalian Heavy Mining Equipment Manufacturing Co., Ltd. as if the acquisition of Dalian by FusionTech occurred on October 31, 2010.  The accompanying pro forma combined statements of operations presents the accounts of FusionTech and Dalian for the year ended January 31, 2010, and for the nine months ended October 31, 2010 as if the acquisition occurred on January 1, 2009.  For accounting purposes, the transaction is being accounted for as a recapitalization of Dalian.

The following adjustments would be required if the acquisition occurred as indicated above:

a.	To record the eight for 1 (8 for 1) forward stock split for FusionTech;

b.	To record the purchase of 80,000,000 shares from a FusionTech shareholder for $80,000;

c.	To record the issuance of an aggregate of 24,990,000 common shares of FusionTech common stock for the purchase of Dalian;

d.	To eliminate pre-acquisition accumulated deficit of FusionTech.